Exhibit 99.1

Red Hat Reports Fiscal Fourth Quarter and Fiscal Year 2006 Results

    RALEIGH, N.C.--(BUSINESS WIRE)--March 28, 2006--Red Hat, Inc.
(NASDAQ:RHAT):

    --  Annual Subscription Revenue up 53% from prior year

    --  Quarterly cash flow from operations up 64% from prior year

    --  Quarterly operating income up 165% year-over-year

    Red Hat, Inc. (NASDAQ:RHAT), the world's leading provider of open source solutions to the enterprise, today announced financial results for its fiscal fourth quarter and fiscal year ended February 28, 2006.
    Total revenue for the quarter was $78.7 million, an increase of 37% from the year ago quarter and 8% from the prior quarter. Subscription revenue was $66.7 million, up 44% year-over-year and 11% sequentially. For the full year, total revenue was $278.3 million, an increase of 42% over fiscal 2005 revenue, and subscription revenue was $230.4 million, up 53% from the prior year.
    The company reported operating income of $19.8 million for the quarter and $58.1 million for the year, representing increases of 165% over the fourth quarter of fiscal 2005 and 116% over the full fiscal year 2005. Net income for the quarter was $27.3 million, up 131% year-over-year and 18% sequentially. For the full year, net income rose 75% to $79.7 million over the prior fiscal year. Earnings per diluted share more than doubled to $.13 for the fourth quarter, versus $.06 in the year ago quarter.
    At year end, the company's total deferred revenue balance was $223.5 million, an increase of 63% on a year-over-year basis and 12% sequentially.

    Other highlights from the quarter included:

    -- Red Hat was rated the number one technology vendor for value and reliability in a Ziff Davis survey of over 1,000 CIO's and IT executives, for the second year in a row.

    -- Quarterly gross margin improved to 84% from 81% in the year ago period.

    -- Quarterly operating margin improved to 25% versus 13% in the year ago period.

    -- Total cash, cash equivalents, and investments as of February 28, 2006 were $1.1 billion.

    "This past year's results affirmed our ability to scale for growth," stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. "Margins continued to expand even as we built out our infrastructure through investments in headcount and systems. Moreover, our cash flow from operations improved significantly in FY 2006."
    "We are pleased to report continued market momentum," stated Dion Cornett, Vice President Investor Relations. "Fiscal year 2006 was a great year in that we outgrew leading industry analysts' estimates for Linux market growth and substantially out paced rivals, thus implying continued market share gains. The positive interaction between our community, ecosystem, and customers continues to extend our leadership position as the world's largest provider of open source solutions."

    About Red Hat, Inc.

    Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with satellite offices spanning the globe. The most trusted name in open source, CIOs and other senior-level IT executives have ranked Red Hat as the industry's most valued vendor for two consecutive years in the CIO Insight Magazine Vendor Value study. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with middleware, applications and management solutions. Red Hat also offers support, training and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's open source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with focus on security and ease of management. Learn more: http://www.redhat.com

    Forward-Looking Statements

    Any statements in this press release about future expectations, plans and prospects for the company, including statements containing the words "believes," "anticipates," "plans," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the factors discussed in our most recent Quarterly Report on Form 10-Q filed with the SEC (a copy of which may be accessed through the SEC's website at http://www.sec.gov), reliance upon strategic relationships, management of growth, the possibility of undetected software errors, the risks of economic downturns generally, and in Red Hat's industry specifically, the risks associated with competition and competitive pricing pressures and the viability of the Internet. In addition, the forward-looking statements included in this press release represent the company's views as of the date of this press release and these views could change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the company's views as of any date subsequent to the date of the press release.
    LINUX is a trademark of Linus Torvalds. RED HAT is a registered trademark of Red Hat, Inc. All other names and trademarks are the property of their respective owners.

    Tables to follow



                         RED HAT, INC.
             CONSOLIDATED STATEMENTS OF OPERATIONS
                          (Unaudited)
           (In thousands - except per share amounts)




                      Three Months Ended        Twelve Months Ended
                   ------------------------- -------------------------
                   February 28, February 28, February 28, February 28,
                       2006         2005         2006         2005
                    ------------ -----------  ------------ -----------
Revenue:

  Subscriptions    $    66,665  $    46,410  $   230,444  $   151,125
  Training and
   services             12,056       11,042       47,886       45,341
                    -----------  -----------  -----------  -----------


    Total
     subscription,
     training and
     services
     revenue            78,721       57,452      278,330      196,466
                    -----------  -----------  -----------  -----------

Cost of revenue:

  Subscriptions          5,214        5,024       21,003       13,488
  Training and
   services              7,214        6,184       27,504       24,999
                    -----------  -----------  -----------  -----------


    Total cost of
     subscription,
     training and
     services
     revenue            12,428       11,208       48,507       38,487
                    -----------  -----------  -----------  -----------


 Total gross profit     66,293       46,244      229,823      157,979

Operating expense:
 Sales and
  marketing             23,427       18,695       84,723       62,939
 Research and
  development           11,037        8,791       40,883       32,468
 General and
  administrative        12,068       11,292       46,135       35,626
                    -----------  -----------  -----------  -----------

  Total operating
   expense              46,532       38,778      171,741      131,033
                    -----------  -----------  -----------  -----------

Income from
 operations             19,761        7,466       58,082       26,946
Other income
 (expense), net          7,452        5,717       30,053       24,431
Interest expense        (1,507)      (1,634)      (6,119)      (6,436)
                    -----------  -----------  -----------  -----------

Income before
 provision for
 income taxes           25,706       11,549       82,016       44,941
Provision (benefit)
 for income taxes       (1,611)        (291)       2,331         (485)
                    -----------  -----------  -----------  -----------

Net income         $    27,317  $    11,840  $    79,685  $    45,426
                    ===========  ===========  ===========  ===========

Net income-diluted $    28,740  $    13,387  $    85,455  $    51,562
                    ===========  ===========  ===========  ===========

Net income per
 share:
 Basic             $      0.15  $      0.07  $      0.45  $      0.25
 Diluted           $      0.13  $      0.06  $      0.41  $      0.24

Weighted average
 shares
 outstanding:
 Basic                 180,898      178,233      178,112      181,636
 Diluted               213,482      210,956      207,815      215,882

      Note: certain prior year amounts have been reclassified to conform with current year presentation.



                           RED HAT, INC.
                    CONSOLIDATED BALANCE SHEETS
                          (In thousands)



                                ASSETS
                                            February, 28  February 28,
                                                 2006         2005
                                              -----------  -----------
                                              (unaudited)
Current assets:
 Cash and cash equivalents                   $   267,547  $   140,169
 Investments in debt securities                  537,324      181,028
 Accounts receivable, net                         58,294       48,402
 Earnings in excess of billings                    1,498        3,557
 Prepaid expenses and other current assets        16,576       12,097
                                              -----------  -----------

   Total current assets                          881,239      385,253

 Property and equipment, net                      35,822       32,726
 Goodwill                                         75,942       73,591
 Identifiable intangibles, net                    13,467       16,740
 Investments in debt securities                  272,669      607,566
 Other assets, net                                35,102       18,160
                                              -----------  -----------

   Total assets                              $ 1,314,241  $ 1,134,036
                                              ===========  ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                            $     5,627  $     8,426
 Accrued expenses                                 31,960       21,065
 Deferred revenue                                162,934      109,426
 Other current obligations                           401          282
                                              -----------  -----------

  Total current liabilities                      200,922      139,199

 Deferred lease credits                            4,994        5,179
 Long term deferred revenue                       60,554       27,890
 Other long term obligations                         213           97
 Convertible debentures                          570,000      600,000
Stockholders' equity:
 Minority interest                                   771          557
 Common stock                                         19           19
 Additional paid-in capital                      763,906      714,604
 Deferred compensation                            (2,418)      (4,792)
 Accumulated deficit                            (152,113)    (231,798)
 Treasury stock, at cost                        (124,125)    (107,409)
 Accumulated other comprehensive loss             (8,482)      (9,510)
                                              -----------  -----------

   Total stockholders' equity                    477,558      361,671
                                              -----------  -----------

   Total liabilities and stockholders'
    equity                                   $ 1,314,241  $ 1,134,036
                                              ===========  ===========



                         RED HAT, INC.
             CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (Unaudited)
                        (In thousands)



                       Three Months Ended       Twelve Months Ended
                    ------------------------ -------------------------
                   February 28, February 28, February 28, February 28,
                       2006         2005         2006         2005
                     ----------- -----------  ------------ -----------

Cash flows from
 operating
 activities:
Net income          $   27,317  $    11,840  $    79,685  $    45,426
Adjustments to
 reconcile net
 income to net cash
 provided by
 operating
 activities:
  Depreciation and
   amortization          3,990        3,639       15,434       10,911
  Deferred income
   taxes                (1,584)      (1,673)      (2,090)      (3,602)
  Stock-based
   compensation
   expense                 508        1,212        4,105        4,719
  Gain from
   repurchase of
   convertible
   debentures                -            -       (3,140)           -
  Provision for
   doubtful accounts       674          411        1,043        1,969
  Amortization of
   debt issue costs        752          785        3,056        3,003
  Loss on disposal
   of property and
   equipment               224            -        1,349            -
  Other                    899            -        1,660          319
Changes in operating
 assets and
 liabilities:
  Accounts
   receivable and
   earnings in
   excess of
   billings             (4,516)      (4,766)     (10,790)      (9,284)
  Prepaid expenses
   and other current
   assets                 (565)          58       (3,085)        (238)
  Identifiable
   intangibles and
   other assets             22          (98)         371       (1,392)
  Accounts payable         442        1,671       (2,588)         962
  Accrued expenses      (1,073)       2,180       10,448        8,389
  Deferred revenue      23,049       15,330       91,278       61,214
  Deferred lease
   credits                 (58)         (28)        (184)        (179)
                     ----------  -----------  -----------  -----------

  Net cash provided
   by operating
   activities           50,081       30,561      186,552      122,217
                     ----------  -----------  -----------  -----------

Cash flows from
 investing
 activities:
 Purchase of
  investment
  securities          (160,266)     (37,554)    (523,344)    (854,481)
 Proceeds from sales
  and maturities of
  investment
  securities           169,932       54,835      502,905      529,819
 Acquisitions of
  businesses, net of
  cash acquired         (1,500)     (20,750)      (2,803)     (21,053)
 Purchase of other
  investments                -            -      (22,203)           -
 Purchase of
  property and
  equipment             (4,369)      (4,374)     (16,757)     (14,921)
 Other financing             -            -          (64)           -
                     ----------  -----------  -----------  -----------

  Net cash (used in)
   provided by
   investing
   activities            3,797       (7,843)     (62,266)    (360,636)
                     ----------  -----------  -----------  -----------

Cash flows from
 financing
 activities:
 Repurchase of
  convertible
  debentures                 -            -      (26,301)           -
 Structured stock
  repurchases                -            -        1,031            -
 Net proceeds from
  issuance of common
  stock under
  Employee Stock
  Purchase Plan          1,064          724        3,394        2,118
 Proceeds from
  exercise of common
  stock options         29,996        2,675       44,098       15,679
 Purchase of
  treasury stock           (27)     (54,781)     (16,716)     (99,973)
 Other financing          (318)        (243)         237       (1,195)
                     ----------  -----------  -----------  -----------

  Net cash provided
   by (used in)
   financing
   activities           30,715      (51,625)       5,743      (83,371)
                     ----------  -----------  -----------  -----------

Effect of foreign
 currency exchange
 rates on cash and
 cash equivalents        1,008         (643)      (2,652)         655
Net increase
 (decrease) in cash
 and cash
 equivalents            85,601      (29,550)     127,377     (321,135)
Cash and cash
 equivalents at
 beginning of the
 period                181,946      169,719      140,169      461,304
                     ----------  -----------  -----------  -----------

Cash and cash
 equivalents at end
 of period          $  267,547  $   140,169  $   267,546  $   140,169
                     ==========  ===========  ===========  ===========

      Note: certain prior year amounts have been reclassified to conform with current year presentation.


    CONTACT: Red Hat, Inc.
             Investor Contact
             Linda Brewton, 919-754-4476
             lbrewton@redhat.com
             or
             Media Contact
             Leigh Day, 919-754-4369
             lday@redhat.com